                                                                  EXHIBIT 10(u)

                           INSTALLMENT SALES AGREEMENT



                  THIS AGREEMENT, made this 27th day of July, 1995, by and between HANOVER FOODS CORPORATION, a duly organized Pennsylvania corporation having its principal office located at 1486 York Street, Hanover, Pennsylvania 17331, hereinafter referred to as "HANOVER", and CYRIL T. NOEL and FRANCES L. NOEL, husband and wife, residing at 344 1/2 North Street, McSherrystown, Pennsylvania 17344, hereinafter referred to as "NOEL".

                  WHEREAS, NOEL desires to sell Five Thousand One Hundred Forty-Eight (5,148) shares of HANOVER Class B Common Stock currently owned by Cyril T. Noel individually, and Cyril T. Noel and Frances L. Noel, jointly;

                  WHEREAS, HANOVER is willing to repurchase said shares of Class B Common Stock from NOEL;

                                   WITNESSETH:

                  NOW THEREFORE, in consideration of the mutual covenants hereinafter contained, the parties hereto, intending to be legally bound, do hereby agree as follows:

                  1. On July 27, 1995, NOEL shall convey and transfer all legal title and right to the Five Thousand One Hundred Forty-Eight (5,148) shares of HANOVER Class B Common Stock by endorsing and surrendering the following stock certificates owned by the following individuals to HANOVER:

                  Stock
                  Certificate                                                   Number
                  Number        Name                                          of Shares
                  ------        ----                                          ---------

                  852           Cyril T. Noel                                      80

                  891           Cyril T. Noel                                       8

                  853           Cyril T. Noel and Frances L. Noel               4,600

                  892           Cyril T. Noel and Frances L. Noel                 460
                                                                                -----

                                                                Total           5,148

                  2. Pursuant to its employee stock repurchase plan, HANOVER agrees to repurchase the Five Thousand One Hundred Forty-Eight (5,148) shares of HANOVER Class B Common Stock from NOEL at the most recently appraised value of Seventy-One Dollars and Forty Cents ($71.40) per share as per Management Planning, Inc., Princeton, New Jersey, for a total consideration of Three Hundred Sixty-Seven Thousand Five Hundred Sixty-Seven Dollars and Twenty Cents ($367,567.20).

                  3. The total consideration shall be paid in five (5) equal annual installments each in the amount of Seventy-Three Thousand Five Hundred Thirteen Dollars and Forty-Four Cents ($73,513.44). The first payment shall be paid on January 1, 1996 and on January 1st of each year thereafter with the final payment made on January 1, 2000. Interest at the prime rate of CoreStates Bank. The interest rate for each calendar year shall be the rate as of January 1st of the applicable year and shall be paid quarterly on the outstanding unpaid principal balance. HANOVER reserves the right to prepay the unpaid principal balance and accrued interest at any time upon providing thirty (30) days prior notice to NOEL. However, HANOVER shall pay five (5%) percent of the outstanding unpaid principal as a prepayment penalty.

                  4. NOEL agrees to deliver and transfer the aforesaid Five Thousand One Hundred Forty-Eight (5,148) shares of HANOVER Class B Common Stock to HANOVER on July 27, 1995. HANOVER agrees to execute and deliver to NOEL a collateral judgment note to secure the balance of the payments, and which note shall not be entered of record unless default occurs.

                  5. NOEL shall not be entitled to any dividends on said shares of stock effective upon execution of this Agreement.

                  6. On July 27, 1995, HANOVER agrees to transfer and deliver to NOEL a Promissory Note to secure the balance of payments of principal and accrued interest, and which note shall not be entered of record unless default occurs. A copy of said Promissory Note is attached hereto and made a part hereof, marked Exhibit A.

                  7. A cash payment schedule specifying the required payments of principal and interest is attached hereto and made a part hereof, marked Exhibit
B. The installment cash payments for the purchase of said stock shall be applied in the following order: first to the purchase of the shares held in the name of Cyril T. Noel; and second to the purchase of the shares in the name of Cyril T. Noel and Frances L. Noel, jointly.

                  8. To the best of the parties' knowledge and belief, HANOVER Class A Common Stock is not traded on any stock exchange or established securities market.

                  9. This Agreement represents the entire agreement between the parties and supersedes any prior or contemporaneous oral or written understandings and representations between the parties regarding this matter. This Agreement may not be modified except in a written document signed by both parties.

                  IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written intending to bind themselves, their heirs, executors, administrators, successors and assigns.





ATTEST:                                  HANOVER FOODS CORPORATION


/s/ Gary T. Kinsely                      By: /s/ John A. Warehime
- ---------------------------------            -----------------------------------
Gary T. Knisely                                  John A. Warehime
Secretary                                        Chairman


/s/ Patricia A. Hagerman                  /s/ Cyril T. Noel
- ---------------------------------        ------------------------------------
                                              Cyril T. Noel


/s/ Patricia A. Hagerman                  /s/ Frances L. Noel
- ---------------------------------        ------------------------------------
                                              Frances L. Noel

                                PROMISSORY NOTE

$367,567.20                                                        July 27, 1995
                                                           Hanover, Pennsylvania

         The undersigned, HANOVER FOODS CORPORATION, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania ("HANOVER") promises to pay to the order of CYRIL T. NOEL and FRANCES L. NOEL, husband and wife, of 344 1/2 North Street, McSherrystown, Pennsylvania 17344 ("NOEL") the principal amount of Three Hundred Sixty-Seven Thousand Five Hundred Sixty-Seven Dollars and Twenty Cents ($367,567.20). The unrepaid balance of the principal amount outstanding will bear interest at the prime rate of CoreStates Bank. The interest rate for each calendar year shall be the rate as of January 1 of the applicable year.

         The principal of this note shall be paid in five (5) equal, annual installments in the amount of Seventy-Three Thousand Five Hundred Thirteen Dollars and Forty-Four Cents ($73,513.44) each beginning January 1, 1996 and on January 1 each year thereafter with the fifth payment on January 1, 2000. Interest on the outstanding unpaid balance shall be paid quarterly on April 1, July 1, October 1 and January 1. HANOVER shall have the right to prepay the unpaid principal balance and accrued interest at any time, upon providing thirty
(30) days prior notice to NOEL. However, HANOVER shall pay five (5%) percent of the outstanding unpaid

                                     EXHIBIT A
principal as a prepayment penalty.

         This Note is given as collateral security for an Agreement, dated July 27, 1995, where Cyril T. Noel and Frances L. Noel, individually and jointly agreed to sell to HANOVER Five Thousand One Hundred Forty-Eight (5,148) shares of HANOVER's Class B Common Stock. NOEL agrees to not enter this Note of Record unless HANOVER defaults. In the event of default in the payments herein required to be made, HANOVER does hereby authorize and empower any attorney of any Court of Record in Pennsylvania or elsewhere, to appear for it at any time and confess judgment for release of errors, without stay of execution, and with fifteen percent (15%) added for collection fees, and also waives the right of inquisition on any real estate that may be levied upon to collect this Note, and do hereby voluntarily condemn the same and authorize the Prothonotary to enter upon the writ of execution, said voluntary condemnation; and further agrees that said estate may be sold on a writ of execution, and hereby waives and releases all relief from any and all appraisement, stay or exemption laws of the State now in force or hereinafter to be passed; and also waives the benefit of the present and any future bankruptcy law that may be passed by the United States.

         All matters pertaining to this Note will be governed by the laws of Pennsylvania.

         IN WITNESS WHEREOF, and intending to be legally bound hereby, the undersigned has executed this Promissory Note under seal.


ATTEST:                                          HANOVER FOODS CORPORATION


/s/  Gary T. Knisely                        By:  /s/ David M. Suchniak
- ----------------------------------          --------------------------------
Gary T. Knisely                                 David M. Suchniak
Secretary                                       Vice President - Finance and
                                                Chief Financial Officer

                 Cash Payment Schedule (assuming prime at 8.75%)

                       ---------------------------------

                   5,148 shares            $71.40             $367,567.20 Total Consideration



                       Interest                  10-1-95                     5,639.39
                       Interest                   1-1-96                     8,106.62

         Principal (1)

                                                  1-1-96      73,513.44
                                                            ------------
                                                             294,053.76

                       Interest                   4-1-96                     6,432.43
                       Interest                   7-1-96                     6,432.43
                       Interest                  10-1-96                     6,432.43
                       Interest                   1-1-97                     6,432.43


         Principal (2)

                                                  1-1-97      73,513.44
                                                            ------------
                                                             220,540.32

                       Interest                   4-1-97                     4,824.32
                       Interest                   7-1-97                     4,824.32
                       Interest                  10-1-97                     4,824.32
                       Interest                   1-1-98                     4,824.32


         Principal (3)

                                                  1-1-98      73,513.44
                                                            ------------
                                                             147,026.88

                       Interest                   4-1-98                     3,216.21
                       Interest                   7-1-98                     3,216.21
                       Interest                  10-1-98                     3,216.21
                       Interest                   1-1-99                     3,216.21

         Principal (4)

                                                  1-1-98      73,513.44
                                                             ------------
                                                              73,513.44

                       Interest                   4-1-99                     1,608.11
                       Interest                   7-1-99                     1,608.11
                       Interest                  10-1-99                     1,608.11
                       Interest                 1-1-2000                     1,608.11


         Principal (5)

                                                1-1-2000      73,513.44
                                                            ------------
                       Balance                                     0.00


                                   EXHIBIT B